UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2005

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue
Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        This Amendment No. 1 to Current Report on Form 8-K is being filed to (i) amend and restate the disclosure provided in Item 4.01 of this Form 8-K, as amended, dated December 28, 2005 and (ii) include the required letter of Grant Thornton LLP to the Securities and Exchange Commission as Exhibit 16.1 to this Form 8-K.

Item 4.01.     Change in Registrant’s Certifying Accountant

(a)  On December 28, 2005, the Audit Committee of the Board of Directors of SatCon Technology Corporation (the “Company”) decided to no longer engage Grant Thornton LLP (“Grant Thornton”) as the Company’s independent public accountants and to engage Vitale, Caturano & Company, LTD. (“ Vitale “) as the Company’s independent public accountants to audit the financial statements of the Company for the fiscal year ending September 30, 2006.

The audit reports of Grant Thornton on the financial statements of the Company for the fiscal years ended September 30, 2005 and September 30, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended September 30, 2005 and September 30, 2004 contained an uncertainty about the Company’s ability to continue as a going concern.

In connection with the audits of the financial statements of the Company for the fiscal years ended September 30, 2005 and September 30, 2004 and through the date hereof, the Company had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

(i)    In connection with its audit of the Company’s financial statements for the year ended September 30, 2004, Grant Thornton advised the Audit Committee and management, by letter dated December 23, 2004, that it noted certain deficiencies involving internal control over financial reporting that it considered to be significant deficiencies under standards of the Public Company Accounting Oversight Board.  Specifically, Grant Thornton advised the Audit Committee and management that it considered the following three items to be significant deficiencies:

(A)  The first significant deficiency related to a need to formalize policies and procedures (including code of conduct, process to evaluate complaints about accounting and financial reporting and anonymous submission process, documenting that control activities have occurred, and a comprehensive accounting and financial reporting policies and procedures manual);

(B)  The second significant deficiency related to the need for improvement in segregation of duties (particularly for certain cash receipts, periodic rotation of duties and maintaining segregation of duties while employees are on vacation); and

(C)  The third significant deficiency related to the need for monitoring controls to ensure that operational controls are operating as designed (including periodic observation and re-performance of operational controls).

The Audit Committee discussed the subject matter of these deficiencies with Grant Thornton.

(ii)   In connection with its audit of the Company’s financial statements for the year ended September 30, 2005, Grant Thornton advised the Audit Committee and management, by letter dated December 15, 2005, that it noted certain deficiencies involving internal control over financial reporting that it considered to be significant deficiencies under standards of the Public Company Accounting Oversight Board.  Specifically, Grant Thornton advised the Audit Committee and management that it considered the following four items to be significant deficiencies:

(A)  The first significant deficiency related to a need to formalize policies and procedures (including a comprehensive accounting and financial reporting policies and procedures manual, a policy that requires an annual vacation for all employees and periodic rotation of duties, and policies and procedures relating to information technology);

(B)  The second significant deficiency related to financial reporting and income tax disclosures.   With respect to financial reporting disclosures, Grant Thornton noted that an early draft of our Form 10-K required corrections as a result of our internal control procedures not being performed on a timely basis.  With respect to income tax disclosures, Grant Thornton noted that we need to enhance the technical knowledge of personnel preparing and reviewing the income tax disclosures or consider outsourcing this function;

(C)  The third significant deficiency related to the need for monitoring controls to ensure that operational controls are operating as designed (including periodic observation and re-performance of operational controls); and

(D)  The fourth significant deficiency related to an instance of a control failure around evaluation of proper revenue recognition.

The Audit Committee discussed the subject matter of these deficiencies with Grant Thornton.

The Company has authorized Grant Thornton to respond fully to the inquiries of the successor accountant concerning the subject matter of the significant deficiencies cited by Grant Thornton.

Grant Thornton was provided a copy of the above disclosures and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of that letter is filed as Exhibit 16.1 to this report.

(b)  On December 28, 2005, the Company engaged Vitale as its independent public accountants to audit the Company’s financial statements for the fiscal year ending September 30, 2006.  The decision to engage Vitale was made by the Audit Committee of the Board of Directors of the Company.  During the fiscal years ended September 30, 2005 and September 30, 2004 and through the date hereof, the Company did not consult with Vitale regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

Exhibit 16.1	Letter from Grant Thornton to the Securities and Exchange Commission dated January 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: January 4, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer